UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 3, 2013

Digital River, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10380 Bren Road West, Minnetonka, MN (Address of principal executive offices)	55343 (Zip Code)

(952) 253-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Digital River, Inc. (the “Company”), in its earnings releases and other communications with investors, furnishes certain non-GAAP financial information.  The information contained in Exhibit 99.1 to this Current Report provides a comparison of historical non-GAAP measures to non-GAAP from continuing operations measures for the periods indicated.  As used herein, “GAAP” refers to accounting principles generally accepted in the United States.  These materials are also available on the Investor Relations/Presentations section of the Company’s website at www.digitalriver.com.

Information contained in this Current Report, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Table — Comparison of Historical Non-GAAP to Non-GAAP from Continuing Operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

By:	/s/ Stefan B. Schulz
Name:	Stefan B. Schulz
Title:	Chief Financial Officer

Date:  December 3, 2013

Exhibit Index

Exhibit No.	Description

99.1	Table — Comparison of Historical Non-GAAP to Non-GAAP from Continuing Operations